UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2004


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-27824                 33-0684451
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(State or Other Jurisdiction           Commission              (IRS Employer
      of Incorporation)                 File No.)           Identification No.)



580 White Plains Road, Tarrytown, New York                              10591
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100




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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events and Required FD Disclosure.

As of March 26, 2004, SPAR Group, Inc. (the "Registrant") entered into the Waiver And Amendment No. 3 To Third Amended And Restated Revolving Credit And Security Agreement, attached to this Current Report on Form 8-K as Exhibit 10.1 by and among, SPAR Marketing Force, Inc., SPAR, Inc., SPAR/Burgoyne Retail Services, Inc., the Registrant, SPAR Incentive Marketing, Inc., SPAR Trademarks, Inc., SPAR Marketing, Inc. (DE), SPAR Marketing, Inc. (NV), SPAR Acquisition, Inc., SPAR Technology Group, Inc., SPAR/PIA Retail Services, Inc., Retail Resources, Inc., Pivotal Field Services Inc., PIA Merchandising Co., Inc., Pacific Indoor Display Co., Pivotal Sales Company, and SPAR All Store Marketing Services, Inc. (each, an "Existing Borrower" and collectively "Existing Borrowers") and Webster Business Credit Corporation (formerly known as Whitehall Business Credit Corporation), as the "Lender."

As of May 17, 2004, the Registrant entered into the Joinder, Waiver And Amendment No. 4 To Third Amended And Restated Revolving Credit And Security Agreement, attached to this Current Report on Form 8-K as Exhibit 10.2 by and among, SPAR Marketing Force, Inc., SPAR, Inc., SPAR/Burgoyne Retail Services, Inc., the Registrant, SPAR Incentive Marketing, Inc., SPAR Trademarks, Inc., SPAR Marketing, Inc. (DE), SPAR Marketing, Inc. (NV), SPAR Acquisition, Inc., SPAR Technology Group, Inc., SPAR/PIA Retail Services, Inc., Retail Resources, Inc., Pivotal Field Services Inc., PIA Merchandising Co., Inc., Pacific Indoor Display Co., Pivotal Sales Company, SPAR All Store Marketing Services, Inc. (each, an "Existing Borrower" and collectively "Existing Borrowers") and SPAR Bert Fife, Inc. and Webster Business Credit Corporation (formerly known as Whitehall Business Credit Corporation), as the "Lender."

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SPAR Group, Inc.


Date:    May 26, 2004                       By:  /s/ Charles Cimitile
                                                 -------------------------------
                                                 Charles Cimitile
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

10.1 Waiver And Amendment No. 3 To Third Amended And Restated Revolving Credit And Security Agreement entered into as of March 26, 2004.

10.2 Joinder, Waiver And Amendment No. 4 To Third Amended And Restated Revolving Credit And Security Agreement entered into as of May 17, 2004.